UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

SHARPLINK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41962	87-4752260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Biscayne Boulevard, Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 293-0619

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 per share	SBET	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 2, 2026, Sharplink, Inc. (the “Company”) filed an amendment to its Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a change of the Company’s name from “SharpLink Gaming, Inc.” to “Sharplink, Inc.” (the “Name Change”), which became effective at 8:00 a.m. Eastern Standard Time on February 3, 2026. In connection with the Name Change, the Company also amended and restated its Amended and Restated Bylaws (as amended, the “Second Amended and Restated Bylaws”) on February 3, 2026 to reflect the Name Change.

The Board approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. Approval of the Company’s stockholders was not required to effectuate the Name Change, the Name Change does not affect the rights of the Company’s stockholders, and there were no other changes to the Certificate of Incorporation or Second Amended and Restated Bylaws. Copies of the Certificate of Incorporation filed with the Secretary of State of Delaware and the Second Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and are incorporated herein by reference.

Following the Name Change, the Company’s common stock, par value $0.0001 (the “Common Stock”) will continue to be listed on The Nasdaq Stock Market, LLC under the ticker symbol “SBET”. The CUSIP number for the Common Stock will not change in connection with the Name Change.

Item 7.01 Regulation FD Disclosure.

On February 3, 2026, the Company issued a press release announcing the Company’s name change. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 is being furnished to the U.S. Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Fourth Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Sharplink, Inc., effective as of February 3, 2026
3.2	Second Amended and Restated Bylaws of Sharplink, Inc., effective as of February 3, 2026
99.1	Press Release, dated February 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 3, 2026	SHARPLINK, INC.

/s/ Joseph Chalom
Joseph Chalom
Chief Executive Officer